Exhibit 99.1

Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas. Maverick has demonstrated a history of successful organic and strategic growth, providing a solid foundation for future international expansion and the addition of other value-added oil service products throughout the world. Investor Presentation January 2006

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation: oil and gas drilling activity; steel price volatility; domestic and foreign competitive pressures; fluctuations in industry-wide inventory levels; the presence or absence of governmentally imposed trade restrictions; consequences of significant changes in interest rates and currency exchange rates; asserted and unasserted claims; potential internal control deficiencies; and those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward looking statements

In this presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and Cash Flow), which are not calculated in accordance with generally accepted accounting principles (GAAP). You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP. Additionally, these financial measures may not be comparable to other similarly titled measures of other companies. Non-GAAP financial matters

Market leader in key segments of the oil service industry Tubular operations located in 3 of the top geographies of oil and gas activity - U.S., Canada, Latin America Proven ability to profitably grow both organically and through acquisitions Strong capital structure and financial capability to aggressively pursue growth opportunities Low cost structure and diverse product lines enhance earnings and cash flow stability 2005 initiatives expected to contribute to profitability in 2006 Positioned to prosper in today's outstanding business climate Investment highlights

Market Capitalization1: $1.72 billion Headquarters: St. Louis, Missouri Largest ERW oil country tubular goods (OCTG) and line pipe (16" OD and under) producer in North America 2.25 million tons of tube and pipe production capacity Largest buyer of hot rolled steel in North America Energy products accounted for 82% of revenues during 3Q05 Largest steel electrical conduit producer in North America, providing stability Geographically diverse production facilities 30 mills - locations in North and South America 1 Source: Yahoo Finance 12/30/05 Company overview

Our businesses

Coiled tubing drilling, production, & workover strings ERW jointed line pipe Coiled line pipe Casing and tubing products Value-added energy products and services API & premium couplings Coiled, stainless steel, zinc coated umbilical tubing

Major supplier of steel electrical conduit and other industrial tubing products used primarily in new non-residential construction Conduit manufacturing consolidation to reduce costs Value-added industrial products

Source: Management estimates as of September 30, 2005 1 16" diameter and below Product Line Region Position Growth ERW OCTG products U.S. & Canada 1 ERW Line pipe products1 U.S. & Canada 1 API Couplings U.S. & Canada 1 Coiled tubing products Worldwide 1 Steel electrical conduit U.S. & Canada 1 Leadership in products and services

Countries with a manufacturing facility or a sales office in addition to customers Customer end use location Global reach

Organic Growth Enhance productivity, cost effectiveness and product technology Expand product lines Alloy OCTG Coiled tubing Strategic Growth Expand geographic coverage of existing businesses Tubos del Caribe/Colmena Expand the Company's offerings of value-added oil service products domestically and abroad Aggressive growth strategy

Alloy OCTG demand growing rapidly due to deeper, more complex drilling Alloy products' selling prices substantially higher than carbon grades Maverick expects to have a 100% increase in alloy product available for shipment to U.S. customers for 2006 Tubos del Caribe - 60k tons Commercial relationships - 40k tons Nearing completion of a 55k ton expansion of Maverick's heat treat operation at a cost of about $10 million Alloy OCTG expansion

Coiled tubing demand growing Continued displacement of existing workover methodology New products and applications - coiled line pipe High levels of industry activity Current coiled tubing demand satisfied by two producers, we believe both running at capacity Maverick is expanding its coiled tubing capacity by 50% for about $12 million Coiled tubing margins generally higher than traditional products Project expected to be complete in 2Q06 Coiled tubing expansion

Substantial foundation for future growth in Latin America and throughout the world Efficient, low cost production capacity adjacent to world-class port facilities providing easy access for world-wide steel purchases and export opportunities 50% Carbon/50% Alloy, about 180,000 tons of energy products capacity Potential annual EBITDA contribution of $40 million at current run rates before synergies Contribution to earnings was minimal in 2005 due to purchase price accounting Tubos del Caribe S.A. & Colmena S.A. acquisition

Outstanding business climate Exposure in key oil and gas markets Source: Spears and Associates Positive industry fundamentals Source: Historical Data, Spears and Associates

2006 outlook Continued growth in energy demand and drilling activity Full year contribution from Tubocaribe and Colmena Incremental doubling of Alloy tons to 300,000 Lower steel costs and growing demand for energy products expected to drive margin expansion post 3Q05 50% increase in coiled tubing capacity Consolidation savings from conduit relocation

Financial and Equity Information

Source: Historical Data Energy Products Revenue = $400M Revenue breakdown 3Q05 Energy segment up from about 72% of total revenue in 3Q04 due to Continued industry growth Acquisition of Tubos del Caribe Divestiture of our HSS business Demand for MVK's energy products driven by Drilling and completion Transmission Production Total Revenue = $489M

Summary 3rd Quarter Results Key Results Key Drivers Increase in energy shipments, excluding Tubos, of about 21% vs 3Q04 Increase in estimated US and CN OCTG & Line Pipe1 demand of about 11% from 3Q04 Tubos energy shipments first full quarter 46,512 tons, total energy shipments up over 3Q04 by 43% Strategic acquisition closed May 27, 2005, about 19,000 tons exported to the US and CN Net income (excluding steel timing benefit in Q304) up about 29% Overall increases in all of Maverick's energy businesses partially offset by weaker industrial earnings. 1. Line pipe is ERW, 16" OD and under

Improving prices over costs Source: Historical Data, American Metal Market

Year to date overview 3Q '04 % Inc. 3Q '03 North American Rig Count 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Cash flow represents net income plus depreciation and amortization (1) Growing cash flow generation

Convertible offering and stock buy back Board authorized use of net proceeds of $250 million convertible bond offering for share buy back Maverick completed the buyback using the full net proceeds of the bond offering on December 7, 2005. Repurchased 6,219,670 shares at an average price of $34.47. Convert chosen due to speed of execution and ability to simultaneously repurchase common shares Convertible senior subordinated notes that mature on November 15, 2025 $250 million, 1.875% interest, Convertible beginning on August 15, 2013 on a net share settlement basis at approximately $40.58 per share Call spread hedge expected to raise effective convert price to $52 per share With net share settlement and the call spread hedge, no dilution expected from this convert until the stock reaches $52 per share

(in thousands) 09/30/05 12/31/2004 12/31/2003 Cash & Equivalents $ 13,472 $ 34,686 $ 29,202 Revolver Balance $ 46,857 $ 54,660 $ 50,213 Other Debt Balance $ 189,396 $ 126,279 $ 127,742 Net Debt $ 222,781 $ 146,253 $ 148,753 Stockholders' Equity $ 717,964 $ 595,664 $ 384,798 Net Debt/Total Capitalization 23.7% 19.7% 27.9% Balance sheet summary

Record historical growth (1) Acquisitions are highlighted for two years including the year of purchase. Acquisitions included by year are as follows: 2001-Prudential, 2002-Prudential & Precision, 2003-Precision, LTV & SeaCAT, 2004-LTV, SeaCAT & Texas Arai (2) Excluding effects of steel timing Source: Historical Data CAGR 39% CAGR 55% (1) (2)

Includes the $493 million acquisition of Prudential Steel Limited treated as a pooling of interests. Includes the $186 million acquisition of Tubos Del Caribe S.A./Colmena S.A. and previously announced 2005 capital expenditures. Cumulative capital investment (1) (2)

Source: biz.yahoo.com, Average return on equity for the 3.75 year period 2002 - 3Q2005 as calculated by management Superior return on equity

Market leader in key segments of the oil service industry Tubular operations located in 3 of the top geographies of oil and gas activity - U.S., Canada, Latin America Proven ability to profitably grow both organically and through acquisitions Strong capital structure and financial capability to aggressively pursue growth opportunities Low cost structure and diverse product lines enhance earnings and cash flow stability 2005 initiatives expected to contribute to profitability in 2006 Positioned to prosper in today's outstanding business climate Investment highlights